EXHIBIT 10.1
                          MASTER DISTRIBUTION AGREEMENT

     THIS AGREEMENT is being entered into as of this 24th day of February, 1997, between REALITY INTERACTIVE, INC., a Minnesota corporation with its principal office at 7500 Flying Cloud Drive, Fourth Floor, Eden Prairie, Minnesota 55344 ("RII") and INTERACTIVE MEDIA COMMUNICATIONS, a Massachusetts corporation, with its principal place of business at 204 Second Avenue, Waltham, MA 02154 ("IMC").

                                    RECITALS

     WHEREAS, RII is the developer and publisher of certain interactive multimedia Products in electronic digital format as identified at EXHIBIT A to this Agreement (the "Products");

     WHEREAS, IMC desires to sell and distribute the Products through its distribution channels;

     WHEREAS, RII is willing to grant IMC the right to sell and distribute the Products and to allow IMC to earn a Distribution Royalty in accordance with the terms and conditions as set forth herein.

                                  AGREEMENTS

          NOW, THEREFORE, in consideration of the recitals and the mutual agreements and acknowledgments made herein, the parties agree as follows:

          1. APPOINTMENT. RII grants to IMC the nonexclusive right, under the terms of this Agreement, to sell and distribute the Products through its distribution channels in the United States and Canada (the "Territory"). RII agrees not to sell its Products directly through IMC's distributors, unless mutually agreed to by both RII and IMC in writing. IMC agrees to make reasonable efforts to ensure that the RII Products are not sold to companies that would be deemed to be competitors of RII, and IMC agrees to confer with RII on such matters if IMC is unsure of whether a customer is a competitor of RII's.

          2. CUSTOMER ORDERS. IMC shall notify RII of all customer orders using the Order Form reflected at EXHIBIT B. RII shall drop ship all orders received from IMC to IMC directly, unless otherwise noted by IMC. IMC shall invoice and collect all customer orders that are generated through its distribution channels. RII shall invoice IMC for the retail value of the sale, less the amount of the Distribution Royalty calculated in section 3.

          3. DISTRIBUTION ROYALTY. IMC shall be entitled to a Distribution Royalty on the cumulative yearly sales of the Products in accordance with the following tiers:

                                RETAIL SALES OF          PERCENTAGE
                                ---------------          ----------
                                 $0 - $  99,999             (***)%
                            $100,000 - $199,999             (***)%
                             $200,000 and above             (***)%

*** Pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, confidential portions of Exhibit 10.1 have been deleted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Any sales discounts extended by IMC to its customers shall not decrease the amount owed to RII. Likewise, any sales discounts extended by IMC and approved by RII shall decrease the amount owed to RII.

          4. PAYMENT. IMC agrees to pay RII in accordance with its invoice payment terms of net 30 days.

          5. MARKETING COLLATERAL MATERIALS AND EVALUATION INVENTORY. RII shall provide all IMC distributors with a starter package of marketing materials for the Products (the "Marketing Materials") in quantities reflected at EXHIBIT C. IMC may purchase additional materials from RII, at RII's cost to produce, by using the order form attached hereto at EXHIBIT D. IMC agrees to use its best efforts to sell the Products in the Territory.

               For product evaluation purposes, RII shall provide each of IMC's distributors, at no cost, with two (2) units of each Product, and shall provide IMC, at no cost, with five (5) units of each Product. IMC shall manage the Product evaluation process, and shall be financially responsible to RII, except for normal wear and tear, for the cost of Product replacement in such cases where Product is lost or stolen during the evaluation process.

          6. TRAINING. RII shall, at its own cost, provide one training session to IMC at its main place of business regarding the proper operation and selling of the Products. IMC shall, at its own cost, provide training to its distributors regarding the proper operation and selling of the Products. RII may assist IMC in the training of its distributors primarily through telephone support.

          7. TERM AND TERMINATION. The term of this Agreement is two years from the date of its execution. The term may be extended by mutual consent of the parties. This Agreement may be terminated by either party, without cause, providing the terminating party provides a 30 day written notice. This Agreement will terminate automatically in the event either party ceases to do business, in the event of either party's bankruptcy, insolvency, or assignment for the benefit of creditors.

               Upon termination of this Agreement, RII shall buy back from IMC, at the original IMC purchase price, all unused and undamaged Marketing Materials. At the same time, IMC shall cease using any references to RII or its Products. In addition, upon termination of this Agreement, RII agrees to refrain from contracting with IMC distributors for a period of eighteen (18) months from the date of such termination.

          8. PRICE OF PRODUCTS. RII retains the right to establish the retail price of the Products (the "Retail Price") and to adjust the Retail Price from time to time. The initial Retail Price for each Product is set forth in EXHIBIT A hereto.

          9. QUALITY AND WARRANTIES. RII warrants that the digital media on which the Products is distributed is free from defects in materials and workmanship. EXCEPT AS SPECIFICALLY PROVIDED IN THE PRECEDING SENTENCE, RII MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING ITS CONTENT, QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. This section shall not limit RII's liability with respect to intellectual property rights and indemnification. RII shall extend its standard warranty to purchasers of the Products, a copy of which is attached as EXHIBIT E, in the form in which it appears on the Products Registration Card packaged with the Products. IMC shall not represent that RII makes any warranty other than this standard warranty.

          10. OWNERSHIP AND PROPRIETARY RIGHTS. RII represents and warrants that (i) it has all rights in and to copyrights, trade secrets and trademarks associated with the Products under this Agreement, (ii) the use of the literary and artistic materials and ideas contained or embodied in the Products, containers and advertising materials, if any, furnished to IMC by RII in accordance with the terms of this Agreement, will not violate any law, or infringe upon, or violate any rights of any person, firm or corporation, and (iii) RII has no knowledge of any litigation, proceeding or claim pending or threatened against RII which may materially affect RII's rights in and to the Products, or the works and performances embodied thereon, the copyrights pertaining thereto, or the rights, licenses and privileges granted to IMC hereunder.

          11. INDEMNIFICATION. RII shall indemnify and hold harmless IMC, its officers, employees and agents, from and against all loss, damages, liability, and expense, including attorney fees, incurred by reason of any claims, actions, suits or governmental investigations or proceedings, brought against or involving them or any of them, and which (i) relate to or arise out of a breach by RII of its warranties relating to intellectual property rights, or (ii) are brought by a third party and arise out of a claimed defect in the Product or a claim that the Products fail to meet warranties, representations or specifications made by RII.

               IMC will indemnify and hold harmless RII, its officers, employees and agents, harmless from and against all loss, damages, liability, and expense, including attorney fees, incurred by reason of any claims, actions, suits or governmental investigations or proceedings, brought against or involving them or any of them, and which relate to or arise out of a breach by IMC of its obligations under this Agreement.

          12. RELATIONSHIP OF PARTIES. During the term of this Agreement, the relationship between RII and IMC is that of independent contractors. Under no circumstances shall any of the employees of one party be deemed the employees, agents or partners of the other for any purpose.

          13. CONFIDENTIALITY. Any proprietary business information or data, written, oral or otherwise, disclosed by one party to the other ("Confidential Information") shall remain the property of the disclosing party. The parties agree to hold all such Confidential Information in strict confidence and not to disclose same to any third party without the disclosing party's prior written consent. Upon expiration or termination of this Agreement, each party shall return to the other all such Confidential Information in its possession.

          14. NOTICE. All notices shall be in writing and will be delivered personally, by confirmed facsimile transmission, by certified mail, or overnight courier, to the addresses specified below:

          If to IMC:                 IMC   If to RII:  Reality Interactive, Inc.
          204 Second Avenue                7500 Flying Cloud Drive, 4th Floor
          Waltham, MA  02154               Eden Prairie, MN  55344
          Attn: James L. Mason             Attn: Wes Winnekins, CFO
          Telephone:  (617) 890-7707       Telephone:  (612) 996-6777
          Fax:  (617) 890-0163             Fax:  (612) 996-6799

Notice will be effective only upon receipt.

          15.  MISCELLANEOUS.

               (a) ASSIGNMENT, AMENDMENT AND SEVERABILITY. Neither this Agreement nor any rights hereunder or interest herein may be assigned by either party without the prior written consent of the other. This Agreement and the Exhibits hereto constitute the entire agreement between RII and IMC. In the event any provision of this Agreement is found to be void or unenforceable, all remaining provisions of this Agreement will remain in full force and effect.

               (b) GOVERNING LAW. This Agreement and the relationship between the parties hereto will be governed by and construed in accordance with the laws of the State of Minnesota.

               (c) MODIFICATION. No modification, amendment, supplement to or waiver of any provision of this Agreement shall be binding upon the parties hereto unless made in writing and duly signed by all parties.

               (d) ARBITRATION. All disputes arising out of or relating to this Agreement shall be submitted to arbitration by the American Arbitration Association ("AAA") in the City of Minneapolis, Minnesota, or the AAA in the City Boston, Massachusetts, at the option of the petitioner. In no event shall the arbitrator have the power to include any element of punitive, incidental or consequential damages in the arbitration award. Judgment on the arbitration award in accordance with this Agreement may be entered in any state or federal court of competent jurisdiction.

IN WITNESS WHEREOF, the parties have caused the Agreement to be executed as of the date written above.

REALITY INTERACTIVE, INC.               INTERACTIVE MEDIA COMMUNICATIONS, INC.
BY   /S/  Wesley W. Winnekins           BY   /S/  James L. Mason
     ---------------------------           ---------------------------
ITS  Chief Financial Officer            ITS  President
     ---------------------------           ---------------------------

                                  EXHIBIT A

                     PRODUCT AND RETAIL PRICING SCHEDULE

------------------------------------------------------------------------------
ISO 9000 REGISTRATION SERIES                                     RETAIL PRICE
------------------------------------------------------------------------------
The Executive Guide to ISO 9000                                         $99
------------------------------------------------------------------------------
Understanding the ISO 9000 Process                                   $1,295
------------------------------------------------------------------------------
Preparing for Registration                                           $1,795
------------------------------------------------------------------------------
The Registration Process                                             $1,795
------------------------------------------------------------------------------
Internal Auditing                                                      $895
==============================================================================
ISO 9000 Registration Series (5-CD set)                              $4,995
==============================================================================
ISO 9000 Registration Maintenance Toolkit (2-CD set)                 $1,995
------------------------------------------------------------------------------


------------------------------------------------------------------------------
QS-9000 COMPLIANCE SERIES                                        RETAIL PRICE
------------------------------------------------------------------------------
Starting the QS-9000 Process                                           $995
------------------------------------------------------------------------------
Managing the QS-9000 Process                                           $995
------------------------------------------------------------------------------
Building and Implementing the QS-9000 Quality System                   $995
------------------------------------------------------------------------------
Internal Auditing for QS-9000                                          $995
==============================================================================
QS-9000 Compliance Series                                            $3,595
==============================================================================


------------------------------------------------------------------------------
ISO 14000 EMS CONFORMANCE SERIES AND POLLUTION PREVENTION        RETAIL PRICE
------------------------------------------------------------------------------
Understanding ISO 14000                                                $995
------------------------------------------------------------------------------
Getting Started with ISO 14000                                         $995
------------------------------------------------------------------------------
Building and Implementing an EMS for ISO 14000                         $995
------------------------------------------------------------------------------
Internal Auditing and Management Review for ISO 14000                  $995
------------------------------------------------------------------------------
Project Planning for ISO 14000                                         $995
==============================================================================
ISO 14000 EMS Conformance Series  (5-CD set)                         $4,495
==============================================================================
Pollution Prevention                                                   $995
------------------------------------------------------------------------------

                                   EXHIBIT B
                              PRODUCT ORDER FORM

FOR INFORMATION ON VOLUME DISCOUNTS, NETWORK PRICING, AND ENTERPRISE LICENSES, CALL (800) 675-7789. OUTSIDE US AND CANADA
CALL (612) 996-9600.  PLEASE FAX THIS ORDER FORM TO (612) 996-6799.

----------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL MANAGEMENT               ISO 14000 EMS CONFORMANCE SERIES AND P2      UNIT PRICE     QUANTITY     TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Understanding ISO 14000                                                                $995
----------------------------------------------------------------------------------------------------------------------------------
Getting Started With ISO 14000                                                         $995
----------------------------------------------------------------------------------------------------------------------------------
Building and Implementing the ISO 14000 EMS                                            $995
----------------------------------------------------------------------------------------------------------------------------------
Managing ISO 14000 Implementation                                                      $995
----------------------------------------------------------------------------------------------------------------------------------
Internal Auditing for an ISO 14001 EMS                                                  $995
==================================================================================================================================
ISO 14000 EMS Conformance Series  (5-CD set)                                          $4,495
==================================================================================================================================
Pollution Prevention (single CD)                                                        $995
==================================================================================================================================
Introductory package: Understanding ISO 14000 and Pollution Prevention                $1,495
----------------------------------------------------------------------------------------------------------------------------------

QUALITY STANDARDS                    ISO 9000 REGISTRATION                          UNIT PRICE     QUANTITY     TOTAL
SERIES
----------------------------------------------------------------------------------------------------------------------------------
The Executive Guide to ISO 9000                                                          $99
----------------------------------------------------------------------------------------------------------------------------------
Understanding the ISO 9000 Process                                                    $1,295
----------------------------------------------------------------------------------------------------------------------------------
Preparing for Registration                                                            $1,795
----------------------------------------------------------------------------------------------------------------------------------
The Registration Process                                                              $1,795
----------------------------------------------------------------------------------------------------------------------------------
Internal Auditing                                                                       $895
==================================================================================================================================
ISO 9000 Registration Series (5-CD set)                                               $4,995
----------------------------------------------------------------------------------------------------------------------------------
ISO 9000 Registration Maintenance Toolkit (2-CD set)                                  $1,995
----------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE QUALITY               QS-9000 COMPLIANCE SERIES                          UNIT PRICE     QUANTITY     TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Starting the QS-9000 Process                                                            $995
----------------------------------------------------------------------------------------------------------------------------------
Managing the QS-9000 Process                                                            $995
----------------------------------------------------------------------------------------------------------------------------------
Building and Implementing the QS-9000 Quality System                                    $995
----------------------------------------------------------------------------------------------------------------------------------
Internal Auditing for QS-9000                                                           $995
==================================================================================================================================
QS-9000 Compliance Series  (4-CD set)                                                 $3,595
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Subtotal     $
                                                                                               -----------------------------------
                                                                 Less discount (if applicable)     less___%        -
                                                                                               -----------------------------------
                                                                                                   Shipping     $4.00
                                                                                               -----------------------------------
                                                            (Minnesota residents please add 6.5% sales tax)     $
                                                                                                             ---------------------
                                                                                                TOTAL ORDER     $
                                                                                                             ---------------------
----------------------------------------------------------------------------------------------------------------------------------
METHOD OF PAYMENT:   / /  VISA    / / MASTERCARD     / / AMER. EXPRESS    CARD #:_________________  EXP DATE:________.
     / / CORPORATE CHECK       / /  PO       PO/CHECK #_______________    SIGNATURE_________________
_______________________

NAME_____________________________  TITLE _____________________________________

COMPANY__________________________  ADDRESS ___________________________________

CITY/STATE/ZIP _________________________________  PHONE (___)_________________


                                   EXHIBIT C
                      MARKETING AND SALES STARTER PACKAGE


------------------------------------------------------------------------------
     ITEM DESCRIPTION                                              QUANTITY
------------------------------------------------------------------------------
     LITERATURE:
------------------------------------------------------------------------------
     Marketing Collateral Order Form (May Copy)                        1
------------------------------------------------------------------------------
     ISO 9000/QS-9000 Demo CD                                         20
------------------------------------------------------------------------------
     Full Product Line Demo CD (Avail. In March)                      20
------------------------------------------------------------------------------
     ISO 9000 Product Brochures                                       20
------------------------------------------------------------------------------
     QS-9000 Product Brochures                                        20
------------------------------------------------------------------------------
     ISO 14000 Product Brochures                                      20
------------------------------------------------------------------------------
     Pollution Prevention Product Brochures                           20
------------------------------------------------------------------------------
     PRODUCT:
------------------------------------------------------------------------------
     ISO 9000 Registration Series (1 - 5)                              1
------------------------------------------------------------------------------
     QS-9000 Compliance Series (1 - 4)                                 1
------------------------------------------------------------------------------
     ISO 14000 Conformance Series (1 - 5)                              1
     Titles 1 and 2 available immediately
     Titles 3 and 4 available February 14, 1997
     Title 5 available March 15, 1997
------------------------------------------------------------------------------
   Pollution Prevention (1)                                            1
------------------------------------------------------------------------------

The above materials and products are the recommended starter allocations for each distributor. Reality will ship the necessary start up quantities to IMC for distribution to the selected agents within your network. Replacement and supplemental materials can be ordered using the Marketing Collateral Order Form at Exhibit C.

                                   EXHIBIT D
                        MARKETING COLLATERAL ORDER FORM

PLEASE FAX THIS ORDER FORM TO (612) 996-6799

------------------------------------------------------------------------------------------------
DESCRIPTION                                MINIMUM        QUAN.       PRICE/UNIT      EXTENDED
                                            ORDER                                      PRICE
------------------------------------------------------------------------------------------------
ISO/QS 9000 Demo CD                          50                         $1.50
------------------------------------------------------------------------------------------------
ISO 9000 Spec Sheet (16 pgs)                 25                         $0.50
------------------------------------------------------------------------------------------------
ISO 9000 Brochure                            25                         $0.30
------------------------------------------------------------------------------------------------
QS 9000 Brochure                             25                         $0.30
------------------------------------------------------------------------------------------------
ISO 14000 Brochure                           25                         $0.30
------------------------------------------------------------------------------------------------
Pollution Prevention Brochure                25                         $0.20
------------------------------------------------------------------------------------------------
Multimedia For Business World Brochure       25                         $0.25
------------------------------------------------------------------------------------------------
Quality Profile (Dysinger, Inc.)             25                         $0.10
------------------------------------------------------------------------------------------------
Quality Profile (Lake Air Metal)             25                         $0.10
------------------------------------------------------------------------------------------------
                                                                     Shipping &
                                                                       Handling
                                                                  ------------------------------
                                                                     Order Total
                                                                  ------------------------------


METHOD OF PAYMENT:                     / / Check #______________________________
                                       / / Credit Card #________________________

                                                      Exp.Date________________

Name:__________________________   Telephone:(____)__________________________
Address:_______________________   Fax:(____)______________________________
City:__________________________   State:______  Zip Code:___________________


Signature:_______________________________________________________________


All order fullfillments are subject to availability of stock. Some items may need to be backordered.

                                   EXHIBIT E
                                STANDARD WARRANTY

     Licensor warrants that the optical media on which the Products is distributed is free from defects in materials and workmanship. Licensor will replace defective media at no charge, provided you return the defective item with dated proof of payment to Licensor within ninety (90) days of the date of delivery. This is your sole and exclusive remedy for any breach of warranty. EXCEPT AS SPECIFICALLY PROVIDED ABOVE, LICENSOR MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING ITS CONTENT, QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT WILL LICENSOR BE LIABLE FOR DIRECT, INDIRECT, SPECIAL; INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCTS OR DOCUMENTATION. EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO CASE SHALL LICENSOR'S LIABILITY EXCEED THE AMOUNT OF THE LICENSE FEE PAID. THE WARRANTY AND REMEDIES SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS OR IMPLIED. Some states do not allow the exclusion or limitation of implied warranties or limitation of liability for incidental or consequential damages, so that the above limitation or exclusion may not apply to you.